--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------


                                                                    May 31, 1999




Dear Shareholder:

     During the period covered by this semi-annual report, interest rates rose sharply as U.S. economic growth remained strong, labor markets tightened and international markets began to recover. In light of these factors, on May 18 members of the Federal Reserve's Federal Open Market Committee announced that they had adopted a bias towards higher interest rates, citing a concern that inflation might start to accelerate.

     BlackRock has adopted a cautious view of the bond market, as we believe that there is a real possibility that the Federal Reserve will raise interest rates in the near future. Additionally, because the Treasury yield curve has already priced in Federal Reserve action, we believe that interest rates will trade in a relatively narrow range until the economy shows signs of slowing.

     This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's initial financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.


Sincerely,



/s/ Laurence D. Fink       /s/ Ralph L. Schlosstein
--------------------       ------------------------
Laurence D. Fink           Ralph L. Schlosstein
Chairman                   President

                                                                    May 31, 1999

Dear Shareholder:

     We are pleased to present the first semi-annual report for The BlackRock High Yield Trust (the "Trust") for the period ending April 30, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BHY". The Trust's primary investment objective is to provide high current income, and its secondary objective is capital appreciation. The Trust seeks to achieve this objective by investing at least 80% of the portfolio in high yield or "junk bonds" (rated "BB" or below by a major rating agency or of equivalent quality).


     The table below summarizes the changes in the Trust's stock price and net asset value since inception:



                              ---------------------------------------------------------
                                4/30/99    12/23/98     CHANGE        HIGH          LOW
----------------------------------------------------------------------------------------
 STOCK PRICE                  $ 14.50     $ 15.06     (3.72%)     $ 15.063     $ 14.375
----------------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)        $ 15.39     $ 14.91      3.22%      $ 15.39      $ 14.47
----------------------------------------------------------------------------------------
 10-YEAR U.S. TREASURY NOTE     5.35%       4.80%     11.46%         5.42%        4.52%
----------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The past six months have witnessed continued rapid expansion of the U.S. economy. GDP growth for the first quarter of 1999 is estimated at an annual rate above 4%, far exceeding the historical non-inflationary level of 2%. While BlackRock believes that growth may slow down in the second half of 1999, we anticipate GDP to remain above 3% for the year. Despite the strong economic growth, inflation has stayed surprisingly subdued. A significant factor in maintaining low inflation in the U.S. economy stems from the increase in industrial productivity. Higher productivity has allowed manufacturers to avoid price increases despite tight labor markets.

     The Treasury market briefly rallied early in the fourth quarter of 1998 before dramatically reversing in 1999. For the period, the yield of the 10-year Treasury security rose from 4.80% on December 23, 1998 to 5.35% on April 30, 1999. The weak performance of the Treasury market can be attributed to investors leaving the safe haven of Treasuries to purchase credit sensitive or higher yielding securities in reaction to inflationary concerns voiced by the Federal Reserve.

     Since the Trust's inception in December 1998 the high yield market has performed well as yield spreads have narrowed compared to Treasuries. For the first four months of 1999 high yield bonds as measured by THE LEHMAN BROTHERS
HIGH   YIELD  INDEX  returned  3.82%,  significantly  outperforming  the  LEHMAN
BROTHERS AGGREGATE INDEX'S -0.19%. The willingness of investors to return to riskier credits has certainly helped the high yield market. Within the sector, investors continue to emphasize higher quality credits, which have outperformed lower tier credits. Supply and demand technicals of the high yield market appear to be favorable, due to strong money inflows into mutual funds and lower supply relative to last year's issuance (down approximately 38%). We view the reduction of supply as a healthy trend as the market appears to be more disciplined in its selection process, resulting in many companies being shut out of the market.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     The Trust has focused on non-cyclical companies that offer stable cash flow. In particular, the Trust has focused on telecom and media issues that have benefited from strong investor demand. Particular emphasis has been placed on these sectors as improving fundamentals and the potential for consolidation continues to be a major contributor to their performance. The Trust has avoided industries with heavy government regulation and high leverage. For instance the Trust has been underweighting the healthcare sector, which has been a weak performer as new Medicare payment regulations coupled with high leverage have forced several providers into serious financial stress. The Trust has focused on the B-rated credits, whose spreads continue to tighten, while underweighting CCC-rated securities which have underperformed with the market's reduced appetite for credit risk.

     The following charts show the Trust's current asset composition and credit quality allocations:

-------------------------------------------------------------------
       STANDARD & POOR'S/MOODY'S
        CREDIT RATING                         APRIL 30, 1999
-------------------------------------------------------------------
       BB/Ba                                         24%
-------------------------------------------------------------------
       B/B                                           57%
-------------------------------------------------------------------
       CCC/Caa                                        8%
-------------------------------------------------------------------
       Not Rated                                     11%
-------------------------------------------------------------------

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock High Yield Trust. Please feel free to call our marketing center at (800) 227-7BFM
(7236) if you have any specific questions which were not addressed in this report.

Sincerely yours,

/s/ Robert S. Kapito                   /s/ Dennis Schaney
--------------------                   -------------------
Robert S. Kapito                       Dennis Schaney

Vice Chairman and Portfolio Manager    Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.   BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
                            THE BLACKROCK HIGH YIELD TRUST
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                               BHY
--------------------------------------------------------------------------------
  Initial Offering Date:                                    December 12, 1998
--------------------------------------------------------------------------------
  Closing Stock Price as of 4/30/99:                        $ 14.50
--------------------------------------------------------------------------------
  Net Asset Value as of 4/30/99:                            $ 15.39
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 4/30/99 ($14.50)1:       10.48%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share2:                  $  0.126563
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share2:               $  1.518756
--------------------------------------------------------------------------------
1 Yield  on closing stock price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                    PRINCIPAL
                     AMOUNT                                                      VALUE
  RATING*             (000)                      DESCRIPTION                    (NOTE 1)
----------------------------------------------------------------------------------------
                                   LONG-TERM INVESTMENTS-142.4%
                                   CORPORATE BONDS-136.8%
                                   AERO & DEFENSE-1.0%
B-                 $    1,000      Condor Systems, Inc.**, Sr. Sub. Note,
                                    11.88%, 5/1/09 ......................   $  995,000
                                                                            ----------
                                   AIR TRANSPORT-2.1%
B+                      2,000      Amtran, Inc., Sr. Note,
                                    9.63%, 12/15/05 .....................    2,005,000
                                                                            ----------
                                   AUTOMOTIVE-6.2%
B                       2,000      Group 1 Automotive, Inc.,
                                    10.88%, 3/1/09 ......................    2,015,000
B-                      4,000      Sonic Automotive, Inc., Sr. Sub. Note,
                                    11.00%, 8/1/08 ......................    3,970,000
                                                                            ----------
                                                                             5,985,000
                                                                            ----------
                                   BUILDING & DEVELOPMENT-8.2%
Ba1                     3,000      D. R. Horton, Inc., Sr. Note,
                                    8.00%, 2/1/09 .......................    2,970,000
B-                      2,000      Formica Corp.**, Sr. Sub. Note,
                                    10.88%, 3/1/09 ......................    2,020,000
BB-                     3,000      United States Home Corp., Sr. Sub.
                                    Note, 8.88%, 2/15/09 ................    2,955,000
                                                                            ----------
                                                                             7,945,000
                                                                            ----------
                                   BUSINESS EQUIPMENT & SERVICES-3.5%
NR                      3,500      Kasper ASL Ltd., Sr. Note,
                                    12.75%, 3/31/04 .....................    3,360,000
                                                                            ----------
                                   CABLE TV-9.1%
B+                      2,000      Charter Communications Holdings
                                    LLC**, Sr. Note,
                                    Zero Coupon, (9.92% commencing
                                    4/1/04), 4/1/11 ....................    1,322,500
B                       4,000      Echostar DBS Corp.**, Sr. Note,
                                    9.38%, 2/1/09 .......................    4,150,000
B+                      2,000      James Cable Partners LP, Sr. Note,
                                    Series B, 10.75%, 8/15/04 ...........    2,150,000
NR                      2,000      Knology Holdings, Inc., Sr. Note,
                                    Zero Coupon (11.875%
                                    commencing 10/15/02), 10/15/07.......    1,240,000
                                                                            ----------
                                                                             8,862,500
                                                                            ----------
                                   CLOTHING & TEXTILES-5.2%
B-                      4,000      Triarc Consumer Products Group,
                                    LLC**, Sr. Sub. Note,
                                    10.25%, 2/15/09 .....................    4,040,000
B-                      1,000      Tropical Sportswear International
                                    Corp., Sr. Sub. Note,
                                    11.00%, 6/15/08 .....................    1,050,000
                                                                            ----------
                                                                             5,090,000
                                                                            ----------
                                   COSMETICS & TOILETRIES-3.2%
B-                      3,250      Revlon Consumer Products Corp.,
                                    Sr. Sub. Note,
                                    8.63%, 2/1/08 ......................     3,120,000
                                                                            ----------


                    PRINCIPAL
                     AMOUNT                                                       VALUE
  RATING*             (000)                      DESCRIPTION                    (NOTE 1)
----------------------------------------------------------------------------------------
                                   ECOLOGICAL SERVICES & EQUIPMENT-4.5%
                                   Allied Waste North America, Inc.,
                                   Sr. Note,
BB                 $    2,000       7.63%, 1/1/06 .......................   $1,955,000
BB                      2,498       7.88%, 1/1/09 .......................    2,441,306
                                                                            ----------
                                                                             4,396,306
                                                                            ----------
                                   ELECTRONICS-4.2%
B+                      2,000      Pogo Producing Co., Sr. Sub.
                                    Note,10.38%, 2/15/09 ................    2,075,000
BB+                     2,000      Toll Corp., Sr. Sub. Note,
                                    8.00%, 5/1/09 .......................    2,000,000
                                                                            ----------
                                                                             4,075,000
                                                                            ----------
                                   FARMING & AGRICULTURE-3.4%
B                       3,000      Ainsworth Lumber Co. Ltd., Sr. Sec.
                                    Note, 12.50%, 7/15/07 ...............    3,330,000
                                                                            ----------
                                   FINANCIAL INTERMEDIARIES-8.8%
Ba3                     2,500      First Dominion Funding II**,
                                    Series 1-A, Class D-1,
                                    11.61%, 4/25/14 .....................    2,500,000
B-                      2,000      Penhall International Corp., Sr. Note,
                                    12.00%, 8/1/06 ......................    2,000,000
BB-                     1,000      United Rentals, Inc.**, Sr. Sub. Note,
                                    9.00%, 4/1/09 .......................      995,000
Ba3                     3,000      Willis Corroon Corp.**, Sr. Sub. Note,
                                    9.00%, 2/1/09 .......................    3,037,500
                                                                            ----------
                                                                             8,532,500
                                                                            ----------
                                   FOOD SERVICE-1.7%
B-                      2,000      Ameriserve Food Distribution, Inc.,
                                    Sr. Sub. Note,
                                    10.13%, 7/15/07 .....................    1,640,000
                                                                            ----------
                                   FOREST PRODUCTS-2.8%
B-                      1,000      Panolam Industries International,
                                    Inc.**, Sr. Sub. Note,
                                    11.50%, 2/15/09 .....................    1,050,000
CCC+                    2,000      Repap New Brunswick, Inc., 2nd
                                    Priority Sr. Sec. Note,
                                    10.63%, 4/15/05 .....................    1,620,000
                                                                            ----------
                                                                             2,670,000
                                                                            ----------
                                   HEALTH CARE-6.2%
CCC+                    2,635      Fountain View, Inc., Sr. Sub. Note,
                                    11.25%, 4/15/08 .....................    2,200,225
B3                      3,325      Mariner Post-Acute Network, Inc., Sr.
                                    Sub. Note,
                                    9.50%, 11/1/07 ......................    1,729,000
BB-                     2,000      Polaroid Corp., Note,
                                    11.50%, 2/15/06 .....................    2,090,000
                                                                            ----------
                                                                             6,019,225
                                                                            ----------
                                   HOTELS & CASINO-5.2%
BB                      3,000      Host Marriott, L.P.**, Sr. Note,
                                    Series D, 8.38%, 2/15/06 ............    3,030,000

See Notes to Financial Statements.

                    PRINCIPAL
                     AMOUNT                                                       VALUE
  RATING*             (000)                      DESCRIPTION                    (NOTE 1)
---------------------------------------------------------------------------------------
                                   HOTELS & CASINO (CONT'D)
B                  $    2,000      Meristar Hospitality Corp.**,
                                    Sr. Sub. Note,
                                    8.75%, 8/15/07 ......................   $ 1,982,500
                                                                            -----------
                                                                              5,012,500
                                                                            -----------
                                   INDUSTRIAL EQUIPMENT-15.1%
B+                      2,500      High Voltage Engineering Corp.,
                                    Sr. Note,
                                    10.50%, 8/15/04 .....................     2,375,000
B-                      2,000      Muzak LP**, Sr. Sub. Note,
                                    9.88%, 3/15/09 ......................     2,040,000
B                       4,000      National Equipment Services, Inc.,
                                    Series C, 10.00%, 11/30/04 ..........     4,160,000
B                       2,000      Neff Corp.**, Sr. Sub. Note,
                                    10.25%, 6/1/08 ......................     2,080,000
B-                      1,000      Precision Partners, Inc.**,
                                    Sr. Sub. Note,
                                    12.00%, 3/15/09 .....................     1,030,000
NR                      1,500      Rhythms Netconnections, Inc.**,
                                    Sr. Note,
                                    12.75%, 4/15/09 .....................     1,492,500
BB+                     1,500      Veritas DGC, Inc., Sr. Note,
                                    Series C, 9.75%, 10/15/03 ...........     1,530,000
                                                                            -----------
                                                                             14,707,500
                                                                            -----------
                                   LEISURE-6.7%
B-                      3,000      AMC Entertainment, Inc.**,
                                    Sr. Sub. Note,
                                    9.50%, 2/1/11 .......................     2,932,500
B                       2,000      Carmike Cinemas, Inc.**,
                                    Sr. Sub. Note,
                                    9.38%, 2/1/09 .......................     2,010,000
B-                      1,500      Phoenix Color Corp.**, Sr. Sub. Note,
                                    10.38%, 2/1/09 ......................     1,522,500
                                                                            -----------
                                                                              6,465,000
                                                                            -----------
                                   NONFERROUS METALS & MINERALS-4.4%
BB-                     2,000      Golden Northwest Aluminum, Inc.**,
                                    1st Mortgage Note,
                                    12.00%, 12/15/06 ....................     2,070,000
BB-                     2,250      Wheeling Pittsburgh Corp., Sr. Note,
                                    9.25%, 11/15/07 .....................     2,250,000
                                                                            -----------
                                                                              4,320,000
                                                                            -----------
                                   OIL & GAS-3.0%
                                   R&B Falcon Corp.**, Sr. Note,
Ba3                     2,000       9.50%, 12/15/08 .....................     1,900,000
                                    Sr. Sec. Note,
BB-                     1,000       11.00%, 3/15/06 .....................     1,050,000
                                                                            -----------
                                                                              2,950,000
                                                                            -----------
                                   RETAILERS-6.7%
B3                      4,000      Hollywood Entertainment Corp.,
                                    Sr. Sub. Note,
                                    Series B, 10.63%, 8/15/04 ...........     4,000,000
B-                      2,000      Supreme International Corp.**,
                                    Sr. Sub. Note,
                                    12.25%, 4/1/06 ......................     2,020,000
B-                        500      True Temper Sports, Inc.**,
                                    Sr. Sub. Note,
                                    10.88%, 12/1/08 .....................       455,000
                                                                            -----------
                                                                              6,475,000
                                                                            -----------


                    PRINCIPAL
                     AMOUNT                                                       VALUE
  RATING*             (000)                      DESCRIPTION                    (NOTE 1)
---------------------------------------------------------------------------------------
                                   TELECOMMUNICATION-25.6%
B1                 $    1,000      Global Crossings Holdings Ltd.,
                                    Sr. Note, 9.63%, 5/15/08 ............   $ 1,112,500
B3                      4,500      Intermedia Communications, Inc.**,
                                    Sr. Sub. Note,
                                    Zero Coupon, (12.25%
                                    commencing 3/1/04), 3/1/09 ..........     2,835,000
B                       3,500      IPC Information Systems, Inc.,
                                    Sr. Note,
                                    Zero Coupon, (10.875%
                                    commencing 11/1/01), 5/1/08 .........     2,677,500
BB-                       500      Primedia, Inc., Sr. Note,
                                    8.50%, 2/1/06 .......................       517,500
B+                      2,000      Mcleod USA, Inc.**, Sr. Note,
                                    8.13%, 2/15/09 ......................     1,985,000
B2                      1,000      Nextel Communications, Inc.**,
                                    Sr. Note, 12.00%, 11/1/08 ...........     1,180,000
B3                      7,000      Nextel Partners, Inc.**, Sr. Note,
                                    Zero Coupon, (14.00%
                                   commencing 2/1/04), 2/1/09 ...........     4,270,000
NR                      3,000      Northeast Optic, Sr. Note,
                                    12.75%, 8/15/08 .....................     3,165,000
NR                      5,000      Pinnacle Holdings, Inc., Sr. Note,
                                    Zero Coupon, (10.00%
                                    commencing 3/15/03), 3/15/08 ........     3,150,000
CCC                     4,000      Teligent, Inc., Sr. Note,
                                    11.50%, 12/1/07 .....................     4,000,000
                                                                            -----------
                                                                             24,892,500
                                                                            -----------
                                   Total corporate bonds-136.8%
                                    (cost $130,218,769)..................   132,848,031
                                                                            -----------
                     SHARES
                   ----------
                                   PREFERRED STOCK-3.5%
                                   TELECOMMUNICATION-3.5%
CCC                     3,169      Nextel Communications, Inc.**,
                                   Series E, 11.13%, 2/15/10 PIK
                                    (cost $2,912,600) ....................    3,445,740
                                                                            -----------
                   PRINCIPAL
                    AMOUNT
                     (000)
                  ----------
                                   SENIOR BANK LOAN-2.1%
                                   HEALTH CARE-2.1%
B-                      2,000      Oxford Health Plans, Inc.,
                                    9.34%, 5/13/03 (cost $2,010,000).....     2,002,500
                                                                            -----------
                                   TOTAL LONG-TERM INVESTMENTS-142.4%
                                    (cost $135,141,369)..................   138,296,271
                                                                            -----------
                                   SHORT-TERM INVESTMENT-0.4%
                                   DISCOUNT NOTE-0.4%
                          335      Federal Home Loan Bank,
                                    4.80%, 5/3/99
                                    (cost $334,911)......................       334,911
                                                                            -----------
                                   TOTAL INVESTMENTS-142.8%
                                    (cost $135,476,280; Note 3)..........   138,631,182
                                   Liabilities in excess of other
                                    assets-(42.8)% ......................   (41,540,717)
                                                                            -----------
                                   NET ASSETS-100% ......................   $97,090,465
                                                                            ===========

---------------------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating. ** Private placements restricted as to resale.

=========================================
          KEY TO ABBREVIATIONS
    PIK   - Payment in kind.
=========================================

See Notes to Financial Statements.
                                       5

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999
(UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $135,476,280) (Note 1   $138,631,182
Receivable for investments sold ..................     3,915,214
Interest receivable ..............................     3,048,637
                                                    ------------
                                                     145,595,033
                                                    ------------
LIABILITIES
Loan payable (Note 4) ............................    44,000,000
Payable for investments purchased ................     4,133,722
Interest payable .................................       201,667
Investment advisory fee payable (Note 2) .........       120,300
Administration fee payable (Note 2) ..............        11,457
Other accrued expenses ...........................        37,422
                                                     -----------
                                                      48,504,568
                                                     -----------
NET ASSETS .......................................   $97,090,465
                                                     ===========
Net assets were comprised of:
  Common stock, at par (Note 5) ..................   $     6,307
 Paid-in capital in excess of par ................    94,467,560
                                                     -----------
                                                      94,473,867
 Undistributed net investment income .............       635,481
 Accumulated net realized losses .................    (1,173,785)
 Net unrealized appreciation .....................     3,154,902
                                                     -----------
Net assets, April 30, 1999 .......................   $97,090,465
                                                     ===========
NET ASSET VALUE PER SHARE:
 ($97,090,465 o 6,306,667 shares of
  common stock issued and outstanding) ...........        $15.39
                                                          ======



--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENT OF OPERATIONS
FOR THE PERIOD DECEMBER 23, 1998*
THROUGH APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


NET INVESTMENT INCOME
Income
  Interest (net of premium amortization of $17,392
  and interest expense of $405,750) ................   $3,571,966
                                                       ----------

Expenses
  Investment advisory ..............................      424,992
  Administration ...................................       40,475
  Audit ............................................       14,000
  Directors ........................................       14,000
  Custodian ........................................       12,000
  Reports to shareholders ..........................       12,000
  Legal ............................................       10,000
  Transfer agent ...................................        8,000
  Miscellaneous ....................................        6,455
                                                       ----------
   Total operating expenses ........................      541,922
                                                       ----------
Net investment income ..............................    3,030,044
                                                       ----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized loss on investments ...................   (1,173,785)
Net change in unrealized appreciation (depreciation)
  on investments ...................................    3,154,902
                                                       ----------
Net gain on investments ............................    1,981,117
                                                       ----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ..........................   $5,011,161
                                                       ==========

----------------
* Commencement of investment operations (Note 1).

See Notes to Financial Statements.
                                       6

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENT OF CASH FLOWS
FOR THE PERIOD DECEMBER 23, 1998*
THROUGH APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH FLOWS
  USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting from operations ......... $   5,011,161
                                                               -------------
Increase in investments ......................................  (136,650,065)
Net realized loss ............................................     1,173,785
Increase in unrealized appreciation ..........................    (3,154,902)
Increase in interest receivable ..............................    (3,048,637)
Increase in receivable for investments sold ..................    (3,915,214)
Decrease in receivable from BlackRock Advisors, Inc.                  63,500
Decrease in accrued organizational costs .....................       (63,500)
Increase in payable for investments purchased ................     4,133,722
Decrease in prepaid offering costs ...........................       110,000
Increase in interest payable .................................       201,667
Increase in accrued expenses and other liabilities ...........        59,179
                                                               -------------
 Total adjustments ...........................................  (141,090,465)
                                                               -------------
Net cash flows used for operating activities ................. $(136,079,304)
                                                               =============
INCREASE (DECREASE) IN CASH
Net cash flows used for operating activities ................. $(136,079,304)
                                                               -------------
Cash flows provided by financing activities:
 Net proceeds from initial public offering of Trust
  shares .....................................................    94,373,867
 Increase in loans ...........................................    44,000,000
 Cash dividends paid .........................................    (2,394,563)
                                                               -------------
Net cash flows provided by financing activities ..............   135,979,304
                                                               -------------
 Net decrease in cash ........................................      (100,000)
 Cash at beginning of period .................................       100,000
                                                               -------------
 Cash at end of period ....................................... $           0
                                                               =============

----------------
* Commencement of investment operations (Note 1).

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENTS OF CHANGES
IN NET ASSETS
(UNAUDITED)
--------------------------------------------------------------------------------

                                          FOR THE PERIOD
                                        DECEMBER 23, 1998*
                                             THROUGH
                                          APRIL 30, 1999
                                       -------------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income ................   $ 3,030,044
  Net realized loss ....................    (1,173,785)
  Net change in unrealized
   appreciation (depreciation) .........     3,154,902
                                           -----------
  Net increase in
   net assets resulting from
   operations ..........................     5,011,161
Dividends from
  net investment income ................    (2,394,563)
Net proceeds from initial public
  offering of Trust shares .............    94,373,867
                                           -----------
Total increase .........................    96,990,465
                                           -----------
NET ASSETS
Beginning of period ....................       100,000
                                           -----------
End of period ..........................   $97,090,465
                                           ===========

----------------
* Commencement of investment operations (Note 1).

See Notes to Financial Statements.
                                       7

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                             DECEMBER 23, 1998**
                                                                    THROUGH
                                                               APRIL 30, 1999
                                                            --------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ..........................     $ 15.00
                                                                    -------
Net investment income (net of $0.06 interest expense) .........         .48
Net realized and unrealized gain on investments ...............         .31
                                                                    -------
Net increase from investment operations .......................         .79
                                                                    -------
Dividends from net investment income ..........................        (.38)
                                                                    -------
Capital charge with respect to issuance of shares .............        (.02)
                                                                    -------
Net asset value, end of period* ...............................     $ 15.39
                                                                    =======
Per share market value, end of period* ........................     $ 14.50
                                                                    =======
TOTAL INVESTMENT RETURN+ .....................................         (.86%)
                                                                    ========
RATIOS TO AVERAGE NET ASSETS:
Operating expenses@ ...........................................        1.64%+++
Net investment income .........................................        9.17%+++
SUPPLEMENTAL DATA:
Average net assets (in thousands) .............................     $94,226
Portfolio turnover ............................................          50%
Net assets, end of period (in thousands) ......................     $97,090
Loans outstanding, end of period (in thousands) ...............     $44,000
Asset coverage++ ..............................................     $ 3,211

----------
* Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.
** Commencement of investment operations (Note 1).
@ The ratio of operating expenses, including interest expense to average net assets was 2.87%.
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods less than one full year are not annualized.
++ Per $1,000 of loans outstanding.
+++Annualized.


The information above represents the unaudited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.








                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION                             The   BlackRock   High   Yield
ACCOUNTING                                       Trust (the "Trust"), was orga-
POLICIES                                         nized on August 10, 1998 as  a
                                                 Delaware   business  trust, and
is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no transactions until December 15, 1998 when it sold 6,667 shares of common stock for $100,000 to BlackRock Financial Management, Inc. Investment operations commenced on December 23, 1998. The investment objective of the Trust is to generate high current income with a secondary objective of capital appreciation. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.


      The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values debt securities, preferred stock and service bank loans on the basis of current market quotations provided by dealers  or  pricing  services  approved  by  the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

SECURITIES  TRANSACTIONS  AND  INVESTMENT  INCOME: Securities  transactions  are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS   AND   DISTRIBUTIONS: The  Trust  declares  and  pays  dividends  and distributions monthly, first from net investment income then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income   distributions   and  capital  gain   distributions  are  determined  in
accordance with income tax regulations which may differ from generally accepted accounting principles.

DEFERRED ORGANIZATION EXPENSES: A total of $63,500 was incurred in connection with the organization of the Trust. All such costs were reimbursed by the Adviser.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE  2.  AGREEMENTS                      The Trust  has  an Investment Advisory
                                          Agreement   and   an    Administration
                                          Agreement   with  BlackRock  Financial
                                          Management,  Inc.  (the  "Adviser"), a
                                          wholly-owned  corporate  subsidiary of
                                          BlackRock  Advisors, Inc., which is an
indirect majority-owned  subsidiary  of  PNC  Bank,  N.A., and an Administration
Agreement with Prudential Investments Fund Management LLC ("PIFM") (collectively with the Advisor, the "Administrators"), an indirect wholly-owned subsidiary of The Prudential Insurance Co. of America.

      The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 1.05% of the Trust's managed assets. The administration fee paid to each of the Administrators is also computed weekly and payable monthly at an annual rate of 0.05% of the Trust's managed assets, or net assets plus leverage.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. The Administrators pay occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO                                  Purchases   and    sales   of
SECURITIES                                         investment  securities, other
                                                   than  short-term  investments
for the period ended April 30, 1999 aggregated $196,028,745 and $60,073,152, respectively.

      The Trust may invest in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At April 30, 1999, the Trust held 42% of its portfolio assets in securities restricted as to resale.


      The federal income tax basis of the Trust's investments at April 30,1999 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $3,154,902 (gross unrealized appreciation-$4,751,163, gross unrealized depreciation-$1,596,261).


NOTE  4.  BORROWINGS                      LOAN  PAYABLE:  The Trust  has  a  $47
                                          million   dollar   committed    credit
facility (the "facility"). Under the terms of the facility, the fund borrows at the London Interbank Overnight Rate ("LIBOR") plus facility and administrative fees. In addition, the fund pays a liquidity fee on the unused portion of the facility. The fund may borrow up to 33-1/3% of its total assets up to the committed amount. In accordance with the terms of the debt agreement, the fund has pledged its portfolio assets as collateral for the bank loan.

      For the period February 10, 1999 (commencement of borrowings) through April 30, 1999, the Fund borrowed a daily weighted average balance of $32,367,089 at a weighted average interest rate at 5.44%.

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender, containing liquid high grade securities having a value not less than the repurchase price including accured interest, of the reverse repurchase aggrement. The Trust did not enter into any reverse repurchase agreements during the period.


NOTE  5. CAPITAL                          There  are an unlimited amount of $.01
                                          par  value common stock authorized. Of
the 6,306,667 shares outstanding at April 30, 1999, the Adviser owned 6,667 shares. During the period ended April 30, 1999 the Trust issued 5,800,000 shares in connection with it's initial public offering and 500,000 shares in connection with the exercise of the underwriters over allotment option. Offering costs of $126,133 incurred in connection with the public offering of common stock have been changed to paid-in capital in excess of par. Prudential Securities Inc., an affiliate of PIFM, advised the Trust that it received approximately $571,000 in underwriting fees.


NOTE  6.  DIVIDENDS                       Since   April  30,  1999, the Board of
                                          Directors  of  the  Trust  declared  a
dividend from undistributed earnings of $0.126563 per share payable May 28, 1999 to shareholders of record on May 15, 1999.

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the transfer agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares are issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the
Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

     The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it has communicated with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues.
To date, the Adviser has received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

     The Trust is designating this disclosure as its Year 2000 readiness disclosure for all purposes under the Year 2000 Information and Readiness
Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock High Yield Trust's primary investment objective is to provide high current income with a secondary objective of capital appreciation. To this end, the Trust will be invested primarily in a diversified portfolio of high yield bonds and other income securities.

WHO MANAGES THE TRUST?

BlackRock   Financial   Management,  Inc.  ("BlackRock")  is  an  SEC-registered
investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of open-end equity and bond funds. Current accounts number over 450, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

Under normal market conditions, the Trust will invest at least 80% of its assets in high yield securities. High yield securities are generally income securities which, if rated, are rated lower than Baa by Moody's Investors Service (or "Moody's") , lower than BBB by Standard & Poor's Ratings Group (or "S&P") or similarly rated by other rating agencies. These securities may include corporate bonds, zero coupon bonds, bank loans, mezzanine investments, collateralized bond obligations, mortgage-related, asset-backed securities and foreign securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

In pursuing the Trust's investment objective by investing in high yield securities, the Adviser will seek to identify issuers and industries that it believes are likely to experience stable or improving financial conditions. The Adviser will also consider relative value among issuers based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. The Adviser will apply its risk management framework by using proprietary technology and value-oriented security selection to identify the securities that are expected to deliver the highest yield for the amount of risk assumed. The Trust's investment strategy emphasizes risk management through the following: creating a diversified portfolio of securities within various sectors of the high yield market; performing individual, company-by-company credit research to seek the selection of securities which the Adviser believes will be able to meet its debt obligations; performing sector analysis to determine the sectors which the Advisor expects to have stable or improving credit quality in the future; and utilizing the expertise and experience of the management team to make investment decisions.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The
Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the utilization of its committed credit facility. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331|M/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment.

BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the investment objective of the Trust is to provide high current income, there can be no assurance that this objective will be achieved.

LOWER-GRADE SECURITIES. As a "high yield fund," the majority of the Trust's assets will be invested in high-risk, high yield securities of lower grade quality, which are commonly referred to as "junk bonds." With its portfolio consisting predominantly of lower grade securities, the Trust is exposed to greater risks than a fund that owns higher grade securities. Because of the substantial risks associated with lower grade securities, an investor could lose money on an investment in Shares of the Trust, both in the short-term and the long-term. An investor should consider some risks including, but not limited to, credit risk.

CREDIT RISK. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Trust will own securities with low credit quality, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the issuer's ability to pay interest or principal. The prices of lower grade securities are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as recession, than are the prices of higher grade securities. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news. Therefore, lower grade securities may experience high default rates, which would mean that the Trust may lose some of its investment in such securities, which would adversely affect the Trust's net asset value and ability to make distributions. The effects of this default risk are significantly greater for the holders of lower grade securities often are unsecured and subordinated to the payment rights of other creditors of the issuer.

LEVERAGE. The Trust utilizes leverage through its committed credit facility, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements then securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objectives.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest less than 35% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:             Investment  vehicle  which  initially  offers a fixed  number of shares  and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COMMERCIAL MORTGAGE          Mortgage-backed securities secured or backed by mortgage loans on commercial properties. BACKED SECURITIES (CMBS):

DISCOUNT:                    When a fund's net asset  value is greater  than its stock  price the fund is said to be trading at a discount.

DIVIDEND:                    This is income  generated by securities in a portfolio  and  distributed  to shareholders  after the deduction of expenses.  This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:       Shareholders  may elect to have all  distributions  of dividends and capital gains automatically reinvested into additional shares of the Trust.

GOVERNMENT SECURITIES:       Securities  issued  or  guaranteed  by the  U.S.  government,  or one of its agencies or  instrumentalities,  such as GNMA (Government  National Mortgage
                             Association),   FNMA  (Federal  National  Mortgage  Association)  and  FHLMC
                             (Federal Home Loan Mortgage Corporation).

MARKET PRICE:                Price  per  share of a  security  trading  in the  secondary  market.  For a closed-end  fund, this is the price at which one share of the fund trades on the  stock  exchange.  If you were to buy or sell  shares,  you would pay or receive the market price.

NET ASSET VALUE (NAV):       Net asset value is the total market value of all securities and other assets held by the  Trust,  plus  income  accrued  on its  investments,  minus  any liabilities  including  accrued  expenses,  divided  by the total  number of outstanding  shares. It is the underlying value of a single share on a given day.  Net asset value for the Trust is  calculated  weekly and  published in
                             BARRON'S  on  Saturday,  THE NEW YORK TIMES and THE WALL  STREET  JOURNAL on
                             Monday.

PREMIUM:                     When a fund's  stock price is greater  than its net asset value, the fund is said to be trading at a premium.

--------------------------------------------------------------------------------
                     BLACKROCK FINANCIAL MANAGEMENT, INC.
                          SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------



TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                 STOCK      MATURITY
                                                                SYMBOL        DATE
PERPETUAL TRUSTS                                               ----------   ---------
The BlackRock Income Trust Inc.                                   BKT         N/A
The BlackRock North American Government Income Trust Inc.         BNA         N/A
The BlackRock High Yield Trust                                    BHY         N/A


TERM TRUSTS
The BlackRock 1999 Term Trust Inc.                                BNN        12/99
The BlackRock Target Term Trust Inc.                              BTT        12/00
The BlackRock 2001 Term Trust Inc.                                BLK        06/01
The BlackRock Strategic Term Trust Inc.                           BGT        12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT        12/04
The BlackRock Advantage Term Trust Inc.                           BAT        12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT        12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                       STOCK      MATURITY
                                                                       SYMBOL       DATE
PERPETUAL TRUSTS                                                     ---------   ---------
The BlackRock Investment Quality Municipal Trust Inc.                   BKN         N/A
The BlackRock California Investment Quality Municipal Trust Inc.        RAA         N/A
The BlackRock Florida Investment Quality Municipal Trust                RFA         N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.        RNJ         N/A
The BlackRock New York Investment Quality Municipal Trust Inc.          RNY         N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                          BMN        12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                    BRM        12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.         BFC        12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                 BRF        12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.           BLN        12/08
The BlackRock Insured Municipal Term Trust Inc.                         BMT        12/10

IF  YOU  WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
                           AT (800) 227-7BFM (7236)
                    OR CONSULT WITH YOUR FINANCIAL ADVISOR.

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein


OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Dennis Schaney, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER AND ADMINISTRATOR
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM


ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

     The accompanying financial statements as of April 30, 1999 were not audited and accordingly no opinion is expressed on them.

 This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                         THE BLACKROCK HIGH YIELD TRUST
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                                100 Mulberry St.
                             Newark, NJ 07102-4077
                                (800) 227-7BFM



------------------------------------


THE BLACKROCK
HIGH YIELD
TRUST
===================
SEMI-ANNUAL REPORT
APRIL 30, 1999


[GRAPHIC OMITTED]



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